UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1933

Date of Report (Date of earliest event reported):  March 16, 2016

OWENS REALTY MORTGAGE, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54957	46-0778087
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2221 Olympic Boulevard
Walnut Creek, California	94595
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 935-3840

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported, Owens Realty Mortgage, Inc. (the “Company”) owns an 80.74% interest in TOTB Miami, LLC (“TOTB Miami”) and TOTB Miami owns TOTB North, LLC (“TOTB North” and together with TOTB Miami “TOTB”).  The Company’s manager, Owens Financial Group, Inc. (the “Manager”), is the owner of the other 19.26% interest in TOTB Miami.  TOTB owns certain buildings and land commonly known as the “Treasures on the Bay”, which includes 169 condominium units and 160 apartment units (the “TOTB Property”).

On March 16, 2016, TOTB entered into a Purchase Agreement and Deposit Receipt (the “Purchase Agreement”) with Interwest Capital Corporation (the “Buyer”), pursuant to which TOTB has agreed to sell the TOTB Property and related assets to Buyer for $82.0 million (subject to certain potential adjustments described in the Purchase Agreement).

Buyer’s obligation to purchase the TOTB Property is subject to a number of conditions including (1) the Buyer’s satisfactory completion of due diligence during the period (the “Feasibility Period”) ending on April 30, 2016  and  (2) the timely issuance by the responsible agency, the Miami-Dade County Department of Regulatory and Economic Resources-Division of Environmental Resources Management, of a No Further Action Letter (the “NFA”) to Seller with respect to certain environmental matters as described in the Purchase Agreement.  Buyer will pay an initial deposit into escrow of $500,000 not later than three (3) days after an escrow account is established by the parties, which is expected to happen promptly.  This initial deposit is refundable if Buyer elects in its discretion to terminate the Purchase Agreement at any time prior to the end of the Feasibility Period.  If the Buyer continues with the transaction after the Feasibility Period, an additional deposit of $500,000 will be made and such deposits are thereafter non-refundable absent a default or breach of representations by TOTB, in which case Buyer may elect to terminate the transaction and receive the deposits and, in certain circumstances, may also be entitled to up to $200,000 of transaction costs from TOTB.

The Purchase Agreement includes customary representations, indemnification provisions and additional closing conditions. The closing of the transaction is expected to occur 15 days after issuance of the NFA, meeting the requirements in the Purchase Agreement, provided that the closing will not occur earlier than May 30, 2016. There is no guarantee that a satisfactory NFA will be timely issued or that the Company will be able to consummate the sale of the TOTB Property.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. A copy of a press release announcing the entry into the Purchase Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Effective March 16, 2016, the Company’s Board of Directors granted to the Manager and two of its owners, Mr. William C. Owens, the Company’s Chairman of the Board and Mr. Bryan H. Draper, a member of the Board and the Company’s President and Chief Executive Officer, a waiver of the Company’s Code of Business Conduct and Ethics as it relates to the Manager’s interest in the Purchase Agreement and related transaction as described in Item 1.01.  The information set forth under Item 1.01 is incorporated herein by reference.

The Company’s Code of Business Conduct and Ethics requires the Company’s directors, officers and employees and personnel of the Company’s Manager to disclose situations that reasonably could be perceived as a conflict of interest, including financial transactions between such employees and companies that are suppliers of the Company. Where the person disclosing such conflict or potential conflict is a director or executive officer of the Company, as in the case of Mr. Owens and Mr. Draper, the person must seek waiver of the disclosed conflict or potential conflict from the Board of Directors or appropriate committee of the Board of Directors of the Company.

The Board of Directors has approved the waiver of this potential conflict and authorized the Purchase Agreement and related transaction after considering the benefits of the transaction to the Company and its stockholders.

Forward-Looking Statements

This Current Report (including information included or incorporated by reference herein) contains “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements about the Company's plans, strategies, prospects, and anticipated events, including the transactions or other items discussed in this Current Report, are based on current information, estimates, and projections; they are subject to risks and uncertainties, as well as known and unknown risks, which could cause actual results to differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "target," "assume," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believe," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements.

Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in the Company's most recent filings with the Securities and Exchange Commission including those appearing under the heading “Item 1A. Risk Factors” in the Company’s most recent Annual Report on Form 10-K and each subsequent Quarterly Report on Form 10-Q. All subsequent written and oral forward-looking statements concerning the Company or matters attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits
Exhibit No.	Description

10.1	Purchase Agreement and Deposit Receipt, dated as of March 16, 2016, among TOTB Miami, LLC, TOTB North, LLC and Interwest Capital Corporation.
99.1	Press Release dated March 22, 2016.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OWENS REALTY MORTGAGE, INC.,
a Maryland corporation

Dated:           March 22, 2016                                               By: /s/ Bryan H. Draper
Name:  Bryan H. Draper
Title:    President and Chief Executive Officer

EXHIBIT INDEX
Exhibit No.	Description

10.1	Purchase Agreement and Deposit Receipt, dated as of March 16, 2016, among TOTB Miami, LLC, TOTB North, LLC and Interwest Capital Corporation.
99.1	Press Release dated March 22, 2016.